Exhibit 10.11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DAICEL CHEMICAL - RAYONIER

AMENDED AND RESTATED

CELLULOSE SPECIALTIES AGREEMENT

RAYONIER PERFORMANCE FIBERS, LLC, with a business address at 4474 Savannah Highway, Jesup, Georgia 31545 (“Rayonier”) agrees to sell and DAICEL CHEMICAL INDUSTRIES, LTD., with a business address at JR Shinagawa East Bldg., 2-18-1, Konan, Minato-ku, Tokyo 108-8230, Japan, on behalf of itself, its affiliates, and its subsidiaries (“Daicel”), agrees to purchase the Products described below, subject to the terms and conditions set forth in this Amended and Restated Cellulose Specialties Agreement (This “Agreement”).

As of January 1, 2012, this Agreement amends and restates in its entirety that certain Cellulose Specialties Agreement between Rayonier and Daicel with an effective date of January 1, 2008, as was amended effective October 1, 2010 (collectively, the “2008 Agreement”), and that certain Cellulose Specialties Agreement with an effective date of January 1, 2012 which was executed contemporaneously with the October 1, 2010 amendment. The 2008 Agreement shall continue in full force and effect for all shipments made through December 31, 2011.

(1)	PRODUCTS: ***, and any acetate and ether grades mutually agreed by Rayonier and Daicel consistent with Rayonier’s standard specifications.

(2)	TERM: This Agreement is effective as of January 1, 2012, and shall continue in full force and effect through December 31, 2016.

(3)	QUANTITY AND DELIVERIES:

(a)	Daicel agrees to purchase and Rayonier agrees to sell the following quantity of Product, which shall be measured in air dry metric tons (“ADMT”) during the calendar years specified below:

Calendar Year	Purchase Volume Requirement (ADMT)
2012	*	**
2013	*	**
2014*	*	**
2015*	*	**
2016*	*	**

*	For each respective calendar year specified, Daicel shall notify Rayonier no later than
***	of the actual volume, within the range specified, that it will purchase for such coming calendar year and that stated volume will become Daicel’s purchase volume requirement for said year. The parties agree to negotiate in good faith a potential purchase and sale agreement (including the quantities and prices) for Product for calendar year 2017, such negotiations to begin no later than the fourth quarter of calendar year 2015.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Total shipments of *** shall be limited to a maximum of *** ADMT each calendar year.

Shipments of *** shall be limited to *** each calendar quarter. In the event that Daicel agrees to changes to certain Product specifications as described in Rayonier’s purchase specifications for *** to the levels set forth in Exhibit B, the quarterly shipment limit on shipments of *** purchased under the new specifications shall be removed.

The specific quantities, grades (Products), delivery dates, and terms of each individual shipment shall be agreed upon and set forth in Rayonier’s Pulp Sales Contract applicable to such shipment; such Pulp Sales Contract shall serve as order confirmation only and shall not alter the terms of this Agreement. Daicel shall use its best efforts to schedule its purchases in equal monthly increments throughout the year, and agrees to provide to Rayonier rolling quarterly purchase forecasts.

(b)	***

(c)	***

(4)	PRICE AND TERMS:

(a)	Payment terms shall be ***, but in no event later than *** from the date of the Bill of Lading. If Daicel requests delivery to a destination other than***, the terms for such deliveries shall be at Rayonier’s discretion, stated on the Pulp Sales Contract associated with such shipments, and Daicel shall be responsible for all additional costs, if any, associated with delivery to such other destinations.

(b)	The price for Product shall be as follows: (i) for all volume of ***, the price per ADMT shall be the delivered price charged to Daicel for the volume of such grades purchased in the previous year, plus ***.

***

(c)	***

(5)	***

(6)	***

(7)	ALLOWANCE: Provided Daicel is not in default under this Agreement, for each calendar year during the term hereof in which Daicel purchases and pays for the minimum volumes set forth in Article 3 above, ***.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Volume *** shall be advanced within 30 days of the end of each quarter based on the assumption that the minimum annual volume requirement described in Article 3 is met. Daicel agrees to reimburse Rayonier the volume *** for each calendar year in which the minimum annual volume requirement is not met. Repayment of the volume *** shall be ***.

(8)	CONSTRUCTION OF AGREEMENT: This Agreement, and all sales of Product made pursuant hereto, are subject to the General Terms of Sale set forth in Exhibit A, all of which are included herein and by reference made a part hereof. The parties anticipate that either Daicel or Rayonier may employ as an administrative matter purchase orders, order confirmations, contracts of sale or other forms which incorporate other provisions which by their terms purport to apply to a sale hereunder. The parties expressly stipulate that only this Agreement shall govern, and that no provisions in any such form shall apply to a sale hereunder, except to confirm an order or identify a specific shipment. This Agreement amends and restates any previous agreements with regard to transactions occurring on or after January 1, 2012. This Agreement may be altered or modified only by express agreement in writing signed by both Daicel and Rayonier, and no such agreement shall be implied by any act of shipment or acceptance of Product. This Agreement may be made in duplicate in English and one or more other languages, in the event of a conflict between the English language text and a duplicate translation, the English language text shall govern.

DAICEL CHEMICAL INDUSTRIES, LTD.		RAYONIER PERFORMANCE FIBERS, LLC

By:	/s/ Shuzaburo Kumano	By:	/s/ Paul G. Boynton

Name: Shuzaburo Kumano		Name: Paul G. Boynton

Title: Managing Executive Officer & President Cellulose Company		Title: President
Date:		Date:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A to Cellulose Specialties Agreement

Rayonier

GENERAL TERMS OF SALE

*** TITLE; DEFINITION OF “PORT OF ENTRY:” ***

*** WEIGHT: In case of Cellulose “Ton” means “Metric Ton” 1,000 kgs. on an airdry basis (i.e., 90% bone-dry Cellulose by weight and 10% moisture) and usual packaging materials.

*** SHIPPING COST AND TAXES: ***

*** QUANTITY: A maximum margin of l0%, more or less, on the quantities shipped is to be allowed for convenience of arranging freighting.

*** CLAIMS: ***

*** TESTS: ***

*** LIMITATION OF LIABILITY: Seller warrants that the Cellulose shall comply with the description set out in the ***, BUT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Either party’s liability hereunder shall in any case be limited to not exceed the purchase price of the particular delivery to Buyer hereunder giving rise to a claim by the other party. The parties shall not be liable for any special, incidental, indirect, punitive or consequential damages, including, but not limited to, loss of use, or loss of profit, breach of contract between either party and any third party, negligence or any other cause of action, nor for cost of litigation related thereto.

*** CONTINGENCIES: ***

*** SOURCE OF SHIPMENT: ***

*** DEFAULTS: ***

*** ASSIGNMENT: ***

*** SEVERABILITY: If any provision herein is or becomes invalid or illegal in whole or in part, such provision shall be deemed amended, as nearly as possible, to be consistent with the intent expressed herein, in the Agreement to which these General Terms of Sale are attached as an exhibit, and any applicable Pulp Sales Contract entered into pursuant thereto, and if such is impossible, that provision shall fail by itself without invalidating any of the remaining provisions not otherwise invalid or illegal.

*** NOTICE: Any notice shall be sufficiently given when duly mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to Seller at 4474 Savannah Highway, P.O.Box 1280, Jesup, Georgia 31545, U.S.A., Attention: Vice President, Pulp Marketing, and to Buyer at its address appearing in the Agreement to which these General Terms are attached as an exhibit, or to such other address for either party as that party may by proper notice designate.

*** GOVERNING LAWS ***

*** COMPLIANCE WITH FEDERAL LAW: When producing in the United States of America the products deliverable under the Agreement to which these General Terms of Sale are attached as an exhibit and any Pulp Sale Contract entered into pursuant thereto, the Seller shall comply with the Fair Labor Standard Act of 1938, as amended, and Title VII of the Civil Rights Act of 1964, as amended.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*** DELAY NO CAUSE FOR REFUSAL: Notwithstanding anything contained herein, in the event of a carrier or vessel being delayed in arriving at Buyer’s location to which the Cellulose is being shipped or to any foreign Port of Entry, through no fault of Seller, beyond the estimated time of arrival (ETA), such delay shall not by itself constitute a cause for refusal of the shipment by the Buyer.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B TO CELLULOSE SPECIALTIES AGREEMENT

Potential Revisions to

***

Referred to in 4(b)(iii)

	Single roll	Lot average
	max	max
***	***	***

		Jumbo	Lot Average
	Target	Min	max	min	max
***	***	***	***	***	***

***

***

***